SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 26, 2001
                                                       ------------------


                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


               Pennsylvania              0-10957           23-2215075
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      (State or other jurisdiction    (Commission      (I.R.S. Employer
            of incorporation)         File Number)         Ident. No.)


             Philadelphia and Reading Avenues, Boyertown, PA 19512
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code (610) 367-6001
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                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.
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         Amended Officers' and Key Employees' Stock Compensation Plan
         ------------------------------------------------------------

         On  September  26,  2001,  the  Board of  Directors  of  National  Penn
Bancshares, Inc. approved an amendment to National Penn's Officers' and Key Employees' Stock Compensation Plan (the "Employees' Plan").

         Prior to the amendment, the Employees' Plan provided:

           * Upon an optionee's termination of employment, the unexercised vested portion of any option then held expired three months from the date of termination. If the original term of the option would expire earlier, that expiration date applied instead. The non-vested portion of the option expired on the date of termination.

           * If the optionee's employment ended because of retirement at age 60 or later, disability or death, the three-month period was extended to three years, again subject to earlier termination if the original option term would end first. In this case, the non-vested portion of the option vested immediately.

         Under the Employees' Plan, as amended, the maximum period of time for the exercise of an option after an optionee's retirement at age 60 or later, disability or death, is increased from three years to five years. As before the amendment, the post-employment exercise period cannot exceed the original term of the option.

         The amendment to the Employees' Plan is effective immediately, but only applies to stock options granted after its effective date.

         The foregoing description of the Employees' Plan does not purport to be complete and is qualified in its entirety by the text of the Employees' Plan itself, which is included herein as Exhibit 10.1.

         Amended Non-Employee Directors' Stock Option Plan
         -------------------------------------------------

         On  September  26,  2001,  the  Board of  Directors  of  National  Penn
Bancshares,   Inc.  approved  an  amendment  to  National  Penn's   Non-Employee
Directors' Stock Option Plan (the "Non-Employee Directors' Plan").

         Prior to the amendment, the Non-Employees' Directors' Plan provided:

           * Upon an optionee's termination of service as a National Penn director, the unexercised vested portion of any option then held expired three months from the date of termination. If the original term of the option expired earlier, that expiration date applied instead. Any non- vested option expired on the date of termination.



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           *      If the  optionee's  service  as a  director  ended  because of mandatory retirement under National Penn's bylaws (at either age 70 or 72, depending on the circumstances), disability or death, the three-month period was extended to three years, again subject to earlier termination if the original option term would end first. In this case, any non-vested option vested immediately.

         Under the Non-Employee Directors' Plan, as amended, the maximum period of time for the exercise of an option after an optionee's termination of service as a director because of mandatory retirement under National Penn's bylaws, disability or death, is increased from three years to five years. As before the amendment, the post-service exercise period cannot exceed the original term of the option.

         The  amendment  to  the  Non-Employee   Directors'  Plan  is  effective
immediately, but only applies to stock options granted after its effective date.

         The foregoing description of the Non-Employee Directors' Plan does not purport to be complete and is qualified in its entirety by the text of the Non-Employee Directors' Plan itself, which is included herein as Exhibit 10.2.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.
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         10.1 -            Amended Officers' and Key Employees' Stock
                           Compensation Plan.

         10.2 -            Amended Non-Employee Directors' Stock Option Plan.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATIONAL PENN BANCSHARES, INC.


                                      By  /s/ Wayne R. Weidner
                                        --------------------------
                                          Name:  Wayne R. Weidner
                                          Title:  President and CEO


Dated:  September 26, 2001



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                                  EXHIBIT INDEX


Exhibit Number                          Description

         10.1 -            Amended Officers' and Key Employees' Stock
                           Compensation Plan.

         10.2 -            Amended Non-Employee Directors' Stock Option Plan.